SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

CONSOLIDATED STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

Revenue:
Rental income (see components on page 4)	$154,611	$174,449	$474,114	$517,309
Other income (see components on page 4)	6,593	4,970	17,347	17,221
Total revenues	161,204	179,419	491,461	534,530

Expenses:
Property operating	(39,007)	(37,885)	(114,868)	(110,196)
Real estate taxes	(19,014)	(22,145)	(61,006)	(65,280)
Advertising and promotion	(2,323)	(1,875)	(6,241)	(5,886)
Total recoverable expenses	(60,344)	(61,905)	(182,115)	(181,362)
Depreciation and amortization	(70,948)	(71,010)	(209,142)	(196,100)
General and administrative	(12,210)	(9,124)	(39,459)	(29,969)
Ground rent	(215)	(197)	(613)	(592)
Impairment loss	(28,936)	—	(28,936)	—
Total operating expenses	(172,653)	(142,236)	(460,265)	(408,023)

Interest expense, net	(38,833)	(36,582)	(114,806)	(105,627)
Gain on disposition of interests in properties, net	9,825	3,864	26,056	20,108
Gain on extinguishment of debt, net	38,913	—	38,913	—
Income and other taxes	120	227	(465)	(859)
Loss from unconsolidated entities, net	(241)	(577)	(2,002)	(310)

Net (loss) income	(1,665)	4,115	(21,108)	39,819
Net (loss) income attributable to noncontrolling interests	(752)	144	(4,774)	4,730
Net (loss) income attributable to the Company	(913)	3,971	(16,334)	35,089
Less: Preferred share dividends	(3,508)	(3,508)	(10,524)	(10,524)
Net (loss) income attributable to common shareholders	$(4,421)	$463	$(26,858)	$24,565

(Loss) earnings per common share, basic and diluted	$(0.02)	$0.00	$(0.14)	$0.13

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	September 30,	December 31,
	2019	2018
Assets:
Investment properties at cost	$5,870,026	$5,879,637
Construction in progress	70,944	35,068
	5,940,970	5,914,705
Less: accumulated depreciation	2,408,980	2,283,764
	3,531,990	3,630,941

Cash and cash equivalents	36,003	42,542
Tenant receivables and accrued revenue, net (see components on page 3)	76,708	85,463
Investment in and advances to unconsolidated entities, at equity	418,105	433,207
Deferred costs and other assets (see components on page 3)	165,352	169,135
Total assets	$4,228,158	$4,361,288

Liabilities:
Mortgage notes payable	$1,170,129	$983,269
Notes payable	956,716	982,697
Unsecured term loans	686,359	685,509
Revolving credit facility	213,859	286,002
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	241,569	253,862
Distributions payable	3,117	2,992
Cash distributions and losses in unconsolidated entities, at equity	15,421	15,421
Total liabilities	3,287,170	3,209,752

Redeemable noncontrolling interests	3,265	3,265

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	98,325
Common stock	19	19
Capital in excess of par value	1,253,152	1,247,639
Accumulated deficit	(625,304)	(456,924)
Accumulated other comprehensive (loss) income	(7,848)	6,400
Total stockholders' equity	822,595	999,710
Noncontrolling interests	115,128	148,561
Total equity	937,723	1,148,271
Total liabilities, redeemable noncontrolling interests and equity	$4,228,158	$4,361,288

SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	September 30,	December 31,
	2019	2018

Tenant receivables and accrued revenue, net:
Straight-line receivable, net of reserve	$41,525	$38,874
Tenant receivable	8,380	13,430
Unbilled receivables and other	37,731	42,365
Allowance for doubtful accounts, net	(10,928)	(9,206)
Total	$76,708	$85,463

Deferred costs and other assets:
Deferred leasing and corporate improvements, net	$57,932	$74,260
In place lease intangibles, net	29,742	38,453
Acquired above market lease intangibles, net	14,562	18,827
Right of use asset (1)	13,289	—
Mortgage and other escrow deposits	37,408	18,542
Prepaids, notes receivable and other assets, net	12,419	19,053
Total	$165,352	$169,135

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$147,889	$156,685
Below market lease intangibles, net	56,986	66,651
Lease liability (1)	13,289	—
Deferred revenues and deposits	23,405	30,526
Total	$241,569	$253,862

(1) The new lease accounting standard effective January 1, 2019 required recognition on the balance sheet, of certain leases, which primarily relate to our corporate offices and property ground leases.

SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF RENTAL INCOME, OTHER INCOME AND CORPORATE OVERHEAD
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

Components of Rental Income:
Base rent	$104,768	$114,852	$321,257	$346,204
Mark-to-market adjustment	975	3,852	5,425	7,977
Straight-line rents	1,293	1,131	3,655	3,154
Temporary tenant rents	3,689	3,987	11,109	11,613
Overage rent	1,989	1,822	5,622	5,251
Tenant reimbursements	43,654	49,105	131,418	145,343
Lease termination income	100	197	1,512	2,221
Change in estimate of collectibility of rental income	(1,857)	(497)	(5,884)	(4,454)
Total Rental Income	$154,611	$174,449	$474,114	$517,309

Components of Other Income:
Sponsorship and other ancillary property income	$3,068	$1,865	$7,107	$5,568
Fee income	3,242	2,562	8,669	7,044
Other	283	543	1,571	4,609
Total Other Income	$6,593	$4,970	$17,347	$17,221

Components of Corporate Overhead:
General & administrative - other	$8,356	$8,373	$26,862	$27,631
General & administrative - internal leasing costs (1)	3,854	751	12,597	2,338
Internal corporate overhead allocated to operating expense	5,991	5,232	17,595	15,834
Total Corporate Overhead	$18,201	$14,356	$57,054	$45,803

(1) Certain internal leasing costs that were previously deferred are expensed to general and administrative costs under the new lease accounting standard that became effective January 1, 2019.

SUPPLEMENTAL INFORMATION | 4

RECONCILIATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Funds from Operations ("FFO"):
Net (loss) income	$(1,665)	$4,115	$(21,108)	$39,819
Less: Preferred dividends and distributions on preferred operating partnership units	(3,568)	(3,568)	(10,704)	(10,704)
Real estate depreciation and amortization, including joint venture impact	81,155	81,525	239,060	225,079
Impairment loss, including (gain) on disposition of interests in properties, net	24,992	—	24,992	(1,755)
FFO	$100,914	$82,072	$232,240	$252,439

Adjusted Funds from Operations:
FFO	$100,914	$82,072	$232,240	$252,439
Gain on extinguishment of debt, net	(38,913)	—	(38,913)	—
Adjusted FFO	$62,001	$82,072	$193,327	$252,439

Weighted average common shares outstanding - diluted	224,176	223,993	223,676	223,796

FFO per diluted share	$0.45	$0.37	$1.04	$1.13
Total adjustments	$(0.17)	$—	$(0.17)	$—
Adjusted FFO per diluted share	$0.28	$0.37	$0.86	$1.13

Non-cash items included in FFO:
Non-cash stock compensation expense	$2,142	$2,049	$5,922	$6,310
Straight-line adjustment as an increase to minimum rents (1)	$1,681	$1,520	$4,675	$4,132
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$484	$555	$1,453	$1,677
Fair value of debt amortized as a decrease to interest expense (1)	$925	$1,007	$2,774	$3,019
Loan fee amortization and bond discount (1)	$2,154	$1,804	$5,737	$6,646
Mark-to-market/inducement adjustment as a net increase to base rents (1)	$2,171	$4,667	$8,820	$10,526
Non-real estate depreciation (1)	$2,256	$2,447	$6,839	$7,419

(1) Includes the pro-rata share of the joint venture properties.

SUPPLEMENTAL INFORMATION | 5

RECONCILIATION OF NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2019	2018	Variance $		2019	2018	Variance $

Reconciliation of Comp NOI to Net (Loss) Income:
Net (Loss) Income	$(1,665)	$4,115	$(5,780)		$(21,108)	$39,819	$(60,927)

Loss from unconsolidated entities	241	577	(336)		2,002	310	1,692
Income and other taxes	(120)	(227)	107		465	859	(394)
Gain on disposition of interests in properties, net	(9,825)	(3,864)	(5,961)		(26,056)	(20,108)	(5,948)
Gain on extinguishment of debt, net	(38,913)	—	(38,913)		(38,913)	—	(38,913)
Interest expense, net	38,833	36,582	2,251		114,806	105,627	9,179
Operating (Loss) Income	(11,449)	37,183	(48,632)		31,196	126,507	(95,311)

Depreciation and amortization	70,948	71,010	(62)		209,142	196,100	13,042
Impairment loss	28,936	—	28,936		28,936	—	28,936
General and administrative	12,210	9,124	3,086		39,459	29,969	9,490
Fee income	(3,242)	(2,562)	(680)		(8,669)	(7,044)	(1,625)
Management fee allocation	39	21	18		124	5	119
Pro-rata share of unconsolidated joint ventures in comp NOI	17,619	18,434	(815)		52,437	53,859	(1,422)
Property allocated corporate expense	4,342	3,577	765		12,675	10,758	1,917
Non-comparable properties and other (1)	788	(212)	1,000		558	(2,559)	3,117
NOI from sold properties	674	(2,100)	2,774		(462)	(7,427)	6,965
Termination income	(100)	(197)	97		(1,512)	(2,221)	709
Straight-line rents	(1,293)	(1,131)	(162)		(3,655)	(3,154)	(501)
Ground lease adjustments for straight-line and fair market value	5	13	(8)		15	38	(23)
Fair market value and inducement adjustments to base rents	(915)	(3,847)	2,932		(5,302)	(7,962)	2,660
Less: Tier 2 and noncore properties (2)	(8,280)	(12,643)	4,363		(25,435)	(38,450)	13,015

Comparable NOI - Tier 1 and Open Air properties	$110,282	$116,670	$(6,388)		$329,507	$348,419	$(18,912)
Comparable NOI percentage change - Tier 1 and Open Air properties			-5.5%				-5.4%

(1) Represents an adjustment to remove the NOI amounts from properties not owned and operated in all periods presented, certain non-recurring expenses (such as hurricane related expenses), as well as material insurance proceeds and other non-recurring income received in the periods presented. This also includes adjustments related to the rents from the outparcels sold to Four Corners.

(2) NOI from the Tier 2 and noncore properties held in each period presented.

	Three Months Ended September 30,				Nine Months Ended September 30,
	2019	2018	Variance $	Variance %	2019	2018	Variance $	Variance %
Comparable Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$114,815	$118,925	$(4,110)	-3.5%	$345,795	$356,378	$(10,583)	-3.0%
Overage rent	2,362	2,039	323	15.8%	6,731	5,785	946	16.4%
Tenant reimbursements	46,680	49,868	(3,188)	-6.4%	137,241	145,128	(7,887)	-5.4%
Change in estimate of collectibility of rental income	(1,669)	(579)	(1,090)	188.3%	(4,731)	(3,881)	(850)	21.9%
Other	2,912	2,040	872	42.7%	7,214	6,978	236	3.4%
Total revenue	165,100	172,293	(7,193)	-4.2%	492,250	510,388	(18,138)	-3.6%

Expenses:
Recoverable expenses - operating	(33,427)	(32,278)	(1,149)	-3.6%	(96,780)	(93,195)	(3,585)	-3.8%
Recoverable expenses - real estate taxes	(20,176)	(22,225)	2,049	9.2%	(62,295)	(65,386)	3,091	4.7%
Ground rent	(1,215)	(1,120)	(95)	-8.5%	(3,668)	(3,388)	(280)	-8.3%
Total operating expenses	(54,818)	(55,623)	805	1.4%	(162,743)	(161,969)	(774)	-0.5%

Comp NOI - Excluding Tier 2 and Noncore properties	$110,282	$116,670	$(6,388)	-5.5%	$329,507	$348,419	$(18,912)	-5.4%

Comp NOI - Tier 1 enclosed retail properties	$75,058	$82,334	$(7,276)	-8.8%	$229,885	$249,898	$(20,013)	-8.0%
Comp NOI - Open Air properties	$35,224	$34,336	$888	2.6%	$99,622	$98,521	$1,101	1.1%

SUPPLEMENTAL INFORMATION | 6

SUMMARY OF DEBT
Washington Prime Group Inc.
(dollars in thousands)

	Total Debt as of 9/30/2019	Total Debt, Including WPG Share of Unconsolidated Entities as of 9/30/2019	Total Debt as of 12/31/2018	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2018	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Total debt, including WPG share of unconsolidated entities:
Mortgage debt
Fixed	$1,106,508	$1,106,508	$915,276	$915,276	2019	$—				$—
Variable	65,000	65,000	65,000	65,000	2020	105,083	5.9%	$250,000	3.9%	355,083	4.5%
Debt issuance costs	(5,417)	(5,417)	(2,771)	(2,771)	2021	306,853	4.5%	—		306,853	4.5%
Fair value debt adjustments	4,038	4,038	5,764	5,764	2022	130,271	4.4%	567,000	4.3%	697,271	4.3%
Total mortgage debt	1,170,129	1,170,129	983,269	983,269	2023	62,648	4.7%	340,000	4.1%	402,648	4.2%
					2024	338,097	5.2%	720,900	6.5%	1,058,997	6.0%
Unsecured debt					2025	343,437	3.7%	—		343,437	3.7%
Credit facility	217,000	217,000	290,000	290,000	2026	12,400	4.3%	—		12,400	4.3%
Term loans	690,000	690,000	690,000	690,000	2027	193,543	4.3%	—		193,543	4.3%
Bonds payable	970,900	970,900	1,000,000	1,000,000	2028	—	0.0%	—		—	0.0%
Debt issuance costs & discounts	(20,966)	(20,966)	(25,792)	(25,792)	2029	296,180	4.4%	—		296,180	4.4%
Total unsecured debt	1,856,934	1,856,934	1,954,208	1,954,208	Thereafter	1,939	4.7%	—		1,939	4.7%
					Fair value,debt issuance cost, and debt discount adjustments	807		(20,966)		(20,159)
Total consolidated debt	$3,027,063	$3,027,063	$2,937,477	$2,937,477	Total debt	$1,791,258	4.5%	$1,856,934	5.1%	$3,648,192	4.8%

Unconsolidated debt:					(1) Includes extension options
Mortgage loans payable	$1,281,124	$618,943	$1,287,229	$624,964
Debt issuance costs	(4,317)	(2,138)	(4,962)	(2,451)
Fair value debt adjustments	8,478	4,324	10,534	5,372	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate
Total unconsolidated debt	$1,285,285	$621,129	$1,292,801	$627,885

Total debt:	$4,312,348	$3,648,192	$4,230,278	$3,565,362	Total consolidated debt:

	% of Total Debt as of 9/30/19	Our Share of Total Debt as of 9/30/19	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity	2019	$—				$—
					2020	80,428	5.7%	$250,000	3.9%	330,428	4.3%
					2021	270,388	4.4%	—		270,388	4.4%
Consolidated debt:					2022	130,271	4.4%	567,000	4.3%	697,271	4.3%
Fixed	88%	$2,651,845	5.1%	4.1	2023	56,144	4.7%	340,000	4.1%	396,144	4.1%
Variable	12%	375,218	4.1%	3.0	2024	338,097	5.2%	720,900	6.5%	1,058,997	6.0%
Total Consolidated	100%	$3,027,063	5.0%	4.0	2025	—				—
					2026	—				—
Unconsolidated debt:					2027	—				—
Fixed	99%	$614,625	4.1%	5.8	2028	—				—
Variable	1%	6,504	4.5%	3.3	2029	296,180	4.4%			296,180	4.4%
Total Unconsolidated	100%	$621,129	4.1%	5.8	Thereafter	—				—
					Fair value,debt issuance cost, and debt discount adjustments	(1,379)		(20,966)		(22,345)
Total debt:					Total debt	$1,170,129	4.7%	$1,856,934	5.1%	$3,027,063	5.0%
Fixed	90%	$3,266,470	4.9%	4.5
Variable	10%	381,722	4.1%	3.0	(1) Includes extension options
Total debt	100%	$3,648,192	4.8%	4.3

SUPPLEMENTAL INFORMATION | 7

EBITDAre AND KEY BALANCE SHEET METRICS
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Calculation of EBITDAre:
Net (loss) income	$(1,665)	$4,115	$(21,108)	$39,819
Interest expense, net	38,833	36,582	114,806	105,627
Income and other taxes	(120)	(227)	465	859
Depreciation and amortization	70,948	71,010	209,142	196,100
Gain on disposition of interests in properties, net	(3,944)	—	(3,944)	(1,755)
Impairment loss	28,936	—	28,936	—
Pro-rata share of unconsolidated entities, net	18,646	19,349	55,274	55,044
EBITDAre (1)(2)	151,634	130,829	383,571	395,694
Gain on extinguishment of debt, net	(38,913)	—	(38,913)	—
Adjusted EBITDAre	$112,721	$130,829	$344,658	$395,694

	Bond Covenant Requirement (3)	As of September 30, 2019
Key Balance Sheet Metrics:		Ratio
Total indebtedness to Total assets	≤ 60%	56.1%
Secured indebtedness to Total assets	≤ 40%	21.5%
Consolidated EBITDA / Annual service charge	≥ 1.5x	2.61x
Total unencumbered assets / Total unsecured indebtedness	> 150%	196%

(1) EBITDAre is calculated consistent with the NAREIT definition.

(2) EBITDAre includes the expensing of internal leasing costs of $3,854 and $751 for the quarter ended September 30, 2019 and 2018, respectively and $12,597 and $2,338 for the nine months ended September 30, 2019 and 2018, respectively.

(3) The covenants detailed are from the August 2017 Bond Offering.

SUPPLEMENTAL INFORMATION | 8

KEY GUIDANCE ASSUMPTIONS
Washington Prime Group Inc.
2019 Guidance

Fiscal Year 2019
Guidance
Earnings Expectations:
FFO per share, as adjusted - diluted (1)	$1.16 to $1.24
FFO per share, as adjusted - diluted - fourth quarter	$0.31 to $0.35

Underlying Assumptions to 2019 Guidance (1):
Comparable NOI growth for Tier 1 and Open Air (Core) properties- fiscal year 2019 (2) (3)	approximately (3.0) to (4.0)%
Corporate overhead and general and administrative expenses (excluded from property NOI) (4)	$68-$70 million
Non-cash adjustments for purchase accounting and straight line rents (3)	$17-$19 million
Assumed property sales	None
Assumed joint venture transactions	None
Assumed acquisition	None
Assumed lender transitions (guidance excludes any related gain from debt extinguishment)	1 to 3 properties
Gain from sale of outparcels (primarily relates to Four Corners transactions)	$21 to $24 million
Redevelopment spend (3)	$90 to $115 million
Recurring capital expenditures and deferred leasing costs	$55 to $65 million
Distributions per common share and units	$0.25 per diluted share quarterly

(1) Guidance excludes gains from debt extinguishment.
(2) Excludes NOI of approximately $34 to $36 million related to Tier 2 and noncore properties.
(3) Includes pro-rata share of joint venture properties

(4) Includes $2 million of Q1 2019 severance cost related to open air region leadership restructuring, as well as approximately $16 million of leasing costs that were previously deferred under prior accounting standard

SUPPLEMENTAL INFORMATION | 9

OPERATING METRICS
Washington Prime Group Inc.
As of September 30, 2019

PORTFOLIO SUMMARY

	Property Count	Leased Occupancy % (1)		Store Sales Per Square Foot for 12 Months Ended (1)		Store Occupancy Cost % (1)		% of Total Comp NOI for 3 Months Ended 9/30/19	NOI Growth for 3 Months Ended 9/30/19	Releasing Spreads Trailing Twelve Months Ended 2019
		9/30/19	9/30/18	9/30/19	9/30/18	9/30/19	9/30/18

Open Air Properties	51	96.2%	94.7%					29.7%	2.6%	4.2%
Tier 1 Enclosed Retail Properties	42	90.1%	93.4%	$413	$395	11.2%	12.1%	63.3%	-8.8%	-7.6%
Tier 1 and Open Air	93	92.9%	94.0%					93.0%	-5.5%	-4.8%

ENCLOSED RETAIL PROPERTY TIERS

TIER 1								TIER 2 / NONCORE
TIER 2
Arbor Hills		Mesa Mall						Anderson Mall
Arboretum, The		Morgantown Mall						Boynton Beach Mall
Ashland Town Center		Northtown Mall						Chautauqua Mall
Bowie Town Center		Northwoods Mall						Indian Mound Mall
Brunswick Square		Oklahoma City Properties						Lima Mall
Clay Terrace		Orange Park Mall						Maplewood Mall
Cottonwood Mall		Paddock Mall						New Towne Mall
Dayton Mall		Pearlridge Center						Oak Court Mall
Edison Mall		Polaris Fashion Place						Rolling Oaks Mall
Grand Central Mall		Port Charlotte Town Center						Sunland Park Mall
Great Lakes Mall		Scottsdale Quarter
Irving Mall		Southern Hills Mall				NONCORE
Jefferson Valley Mall		Southern Park Mall					Charlottesville Fashion Square
Lincolnwood Town Center		Southgate Mall						Muncie Mall
Lindale Mall		The Outlet Collection | Seattle						Seminole Towne Center
Longview Mall		Town Center at Aurora						West Ridge Mall
Malibu Lumber Yard		Town Center Crossing & Plaza
Mall at Fairfield Commons, The		Waterford Lakes Town Center
Mall at Johnson City, The		Weberstown Mall
Markland Mall		Westminster Mall
Melbourne Square		WestShore Plaza

(1) Metrics include properties owned and managed as of September 30, 2019, and exclude Tier 2 and Noncore properties.

SUPPLEMENTAL INFORMATION | 10

LEASING RESULTS AND BASE RENT PSF
Washington Prime Group Inc.
Year-to-date through September 30, 2019

Leasing Results- Comparable Properties
No Exclusions

	2019 Year-to-Date						Change from Prior YTD
	New		Renewal		Total		Total
	# of Deals	Sqft	# of Deals	Sqft	# of Deals	Sqft	# of Deals	Sqft
Tier 1 Enclosed Retail Properties	141	663,177	404	1,302,871	545	1,966,048	5%	0%
Open Air Properties	48	449,843	75	364,617	123	814,460	1%	58%
Total Tier 1 and Open Air	189	1,113,020	479	1,667,488	668	2,780,508	5%	12%

Tier 2 and Noncore Properties	24	71,669	116	395,361	140	467,030	39%	21%

Grand Total	213	1,184,689	595	2,062,849	808	3,247,538	9%	13%

Leasing Results
Small Shop Deals for Enclosed Properties; Anchor and Small Shop Deals for Open Air

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Tier 1 Enclosed Retail Properties	374	300,814	666,170	966,984	$31.85	$35.10	$34.09	6.8	3.7	4.7	$16,804	$5,460	$55.86	$8.20
Open Air Properties	108	449,843	325,199	775,042	$12.68	$22.46	$16.78	7.9	5.6	6.6	$8,360	$4,322	$18.58	$13.29
Total Tier 1 and Open Air	482	750,657	991,369	1,742,026	$20.36	$30.96	$26.39	7.1	4.0	5.1	$25,164	$9,782	$33.52	$9.87

Tier 2 and Noncore Properties	90	37,764	157,049	194,813	$27.41	$26.22	$26.45	6.3	3.3	4.0	$355	$62	$9.40	$0.39

Total	572	788,421	1,148,418	1,936,839	$20.70	$30.31	$26.40	7.0	3.9	4.9	$25,519	$9,844	$32.37	$8.57

Note: The table above includes leasing results for enclosed properties for stores of 10,000 SF or less, also anchors and office leases are excluded. For open air properties, office leases are excluded. Only new leases and renewals with terms in excess of 12 months are included. These results include properties owned and managed at September 30, 2019. Accordingly, West Ridge Mall and West Ridge Plaza are no longer included in the noncore properties.

Average Base Rent PSF
	Base Minimum Rent PSF As of September 30,
	2019		2018
Tier 1 Enclosed Retail Properties	$28.42		$29.09
Open Air Properties	$13.76		$13.89
Total Tier 1 and Open Air Properties	$21.28		$21.86

SUPPLEMENTAL INFORMATION | 11

RELEASING SPREADS
Washington Prime Group Inc.
For the trailing 12 months ended September 30, 2019

	Square Footage of Signings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Open Air Properties:

New	308,084	$16.54	$15.07	$1.47	9.8%
Renewal	428,062	$23.17	$22.82	$0.35	1.5%
All Deals	736,146	$20.40	$19.58	$0.82	4.2%

Tier 1 Enclosed Retail Properties:

New	173,976	$38.71	$40.23	$(1.52)	-3.8%
Renewal	893,621	$39.69	$43.30	$(3.61)	-8.3%
All Deals	1,067,597	$39.53	$42.80	$(3.27)	-7.6%

Total Open Air and Tier 1 Properties:

New	482,060	$24.54	$24.15	$0.39	1.6%
Renewal	1,321,683	$34.34	$36.67	$(2.33)	-6.4%
All Deals	1,803,743	$31.72	$33.32	$(1.60)	-4.8%

Note: The Company's Tier 2 and noncore properties are excluded from these metrics.

SUPPLEMENTAL INFORMATION | 12

TOP 10 TENANTS
Washington Prime Group Inc.
As of September 30, 2019

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

Signet Jewelers, Ltd.	Body by Pagoda, Gordon's Jewelers, Jared's, J.B. Robinson Jewelers, Kay Jewelers, Leroy's Jewelers, Mark's & Morgan, Piercing Pagoda, Plumb Gold, Rogers Jewelers, Silver and Gold Connection, Totally Pagoda, Zales Jewelers	123	165,947	0.3%	2.7%
L Brands, Inc.	Bath & Body Works, Pink, Victoria's Secret, White Barn Candle	111	578,844	1.0%	2.6%
Footlocker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	79	340,692	0.6%	1.8%
American Eagle Outfitters, Inc.	aerie, American Eagle	43	245,961	0.4%	1.2%
The Gap, Inc.	Athleta, Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Janie and Jack, Old Navy	33	342,347	0.6%	1.2%
Ascena Retail Group Inc.	Ann Taylor, Catherine's, Dress Barn, Justice, Lane Bryant, Loft	84	412,216	0.7%	1.2%
Luxottica Group	Apex, Lenscrafters, Oakley, Pearle Vision, Sunglass Hut, Watch Station	70	184,782	0.3%	1.1%
Ulta Salon, Cosmetics & Fragrance, Inc.	Ulta Beauty	24	254,905	0.5%	1.0%
Roark Capital Group	Arby's, Auntie Anne's, Buffalo Wild Wings, Cinnabon, Corner Bakery, Drybar, Fitness Connection, Hardee's, Jamba Juice, Jimmy John's, Massage Envy, McAlister's Deli, Miller's Ale House, Moe's Southwest Grill, Sonic, Waxing the City	95	155,069	0.3%	1.0%
The Finish Line, Inc.	Finish Line, JD Sports	35	203,896	0.4%	1.0%

Anchor Stores (Ranked by Total GLA)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent	Number of WPG Owned Stores

JCPenney Company, Inc.	JCPenney	36	4,589,660	8.2%	1.1%	19
Macy's, Inc.	Macy's	26	4,579,870	8.1%	0.3%	5
Dillard's, Inc.	Dillard's	22	2,958,834	5.3%	0.1%	2
Sears Holding Corporation (1)	Sears	10	1,532,436	2.7%	0.2%	4
Target Corporation	Target, Super Target	10	1,419,100	2.5%	0.0%	1
Kohl's Corporation	Kohl's	13	1,186,302	2.1%	0.9%	10
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	17	1,020,114	1.8%	2.1%	15
Belk, Inc.	Belk, Belk for Her, Belk Home Store	11	879,058	1.6%	0.3%	7
Best Buy Co. Inc.	Best Buy	16	708,102	1.3%	1.5%	15
Wal-Mart Stores, Inc.	Wal-Mart	4	618,061	1.1%	0.0%	0

(1) Of the 10 stores that remain open at September 30, 2019, one is owned by Seritage Properties.
Note: Schedule above includes properties owned and managed at September 30, 2019. Accordingly, West Ridge Mall and West Ridge Plaza are excluded.

SUPPLEMENTAL INFORMATION | 13

LEASE EXPIRATIONS (1)
Washington Prime Group Inc.
As of September 30, 2019

Enclosed Retail Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	126	—	293,537	293,537	$—	$34.05	1.8%
2019	83	293,225	198,298	491,523	$1.58	$26.65	0.9%
2020	684	1,090,862	1,979,397	3,070,259	$4.86	$27.49	10.1%
2021	633	1,216,729	1,953,512	3,170,241	$6.90	$27.43	10.7%
2022	537	898,117	1,706,230	2,604,347	$7.21	$28.51	9.6%
2023	413	1,198,225	1,371,942	2,570,167	$8.99	$30.50	9.1%
2024	318	739,997	1,104,016	1,844,013	$6.45	$29.96	6.8%
2025	214	1,179,036	1,021,771	2,200,807	$8.07	$26.48	6.5%
2026	191	167,790	1,079,770	1,247,560	$7.20	$28.45	5.4%
2027	176	429,380	821,986	1,251,366	$7.98	$29.03	4.5%
2028	135	251,005	588,466	839,471	$13.92	$28.08	3.5%
2029 and Thereafter	123	964,751	709,333	1,674,084	$8.66	$25.84	4.7%
Specialty Leasing Agreements w/ terms in excess of 11 months	682	—	1,594,439	1,594,439	$—	$9.86	2.8%

Open Air Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	18	—	40,268	40,268	$—	$20.85	0.2%
2019	21	91,490	51,646	143,136	$2.95	$18.34	0.2%
2020	154	683,467	440,598	1,124,065	$9.53	$21.00	2.9%
2021	164	1,166,459	460,883	1,627,342	$9.03	$19.63	3.6%
2022	161	764,881	497,905	1,262,786	$10.64	$18.88	3.1%
2023	153	1,080,476	482,592	1,563,068	$10.63	$19.74	3.9%
2024	104	779,655	323,396	1,103,051	$9.61	$21.02	2.5%
2025	60	507,398	148,921	656,319	$12.56	$23.96	1.8%
2026	58	291,053	191,002	482,055	$12.98	$24.37	1.5%
2027	58	380,018	186,863	566,881	$10.52	$22.27	1.5%
2028	29	167,771	95,888	263,659	$15.42	$19.81	0.8%
2029 and Thereafter	50	284,860	229,253	514,113	$12.27	$21.08	1.6%
Specialty Leasing Agreements w/ terms in excess of 11 months	8	—	24,856	24,856	$—	$7.21	0.0%

(1) Does not consider the impact of renewal options that may be contained in leases, and this only considers landlord owned GLA. Schedule includes leases for properties owned and managed at September 30, 2019. Accordingly, leases at West Ridge Mall and West Ridge Plaza are excluded.

SUPPLEMENTAL INFORMATION | 14

CAPITAL EXPENDITURES
Washington Prime Group Inc.
(dollars in thousands)

	Consolidated Three Months Ended September 30, 2019	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended September 30, 2019	Consolidated Three Months Ended September 30, 2018	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended September 30, 2018

New Developments	$—	$—	$—	$598	$—	$598
Redevelopments, Renovations, and Expansions	$18,875	$3,048	$21,923	$31,235	$2,654	$33,889
Internal Leasing Costs	$571	$581	$1,152	$4,287	$359	$4,646

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$4,941	$1,122	$6,063	$4,826	$1,605	$6,431
Operational capital expenditures	9,063	485	9,548	10,882	860	11,742
Total Property Capital Expenditures	$14,004	$1,607	$15,611	$15,708	$2,465	$18,173

	Consolidated Nine Months Ended September 30, 2019	Unconsolidated Joint Venture Proportionate Share	Total Nine Months Ended September 30, 2019	Consolidated Nine Months Ended September 30, 2018	Unconsolidated Joint Venture Proportionate Share	Total Nine Months Ended September 30, 2018

New Developments	$—	$—	$—	$1,102	$—	$1,102
Redevelopments, Renovations, and Expansions (1)	$55,433	$9,981	$65,414	$79,885	$16,866	$96,751
Internal Leasing Costs	$1,224	$949	$2,173	$12,984	$911	$13,895

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$19,759	$3,824	$23,583	$16,136	$4,455	$20,591
Operational capital expenditures	20,785	1,786	22,571	22,879	1,321	24,200
Total Property Capital Expenditures	$40,544	$5,610	$46,154	$39,015	$5,776	$44,791

(1) The nine months ended 2018 includes the acquisition, through a sale-leaseback, of four Sears department stores.

SUPPLEMENTAL INFORMATION | 15

REDEVELOPMENT PROJECTS
Washington Prime Group Inc.
As of September 30, 2019
(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more
Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)(3)		Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)		Estimated Completion (1)

Cottonwood Mall	Albuquerque	NM	Replace former Macy's store with new retailers to add Homelife Furniture and Mor for Less Furniture and other retail concepts including Hobby Lobby	100%	$20,000 - $22,000		6% - 7%	$18,394		2019

Dayton Mall	Dayton	OH	Replace former hhgregg with Ross Dress for Less and add new The RoomPlace home furnishings store in newly configured in-line space	100%	$8,000 - $10,000		10% - 12%	$3,771		2019

Fairfield Town Center	Houston	TX	Final phase of development to add 130,000 SF to add a theater, value fashion apparel as well as big box and small shop stores.	100%	$26,000 - $30,000		7% - 8%	$916		2020

Grand Central Mall	Parkersburg	WV	Replaced Elder-Beerman with H&M, replaced Toys R Us with Big Lots, replaced hhgregg with Ulta and Five Below, planned replacement of former Sears with Home Goods, PetSmart, Ross Dress for Less, and TJ Maxx	100%	$31,000 - $33,000		6% - 8%	$10,297		2020

Mall at Fairfield Commons, The	Beavercreek	OH	Replace Sears store with The RoomPlace and Round 1	100%	$14,000 - $16,000		9% - 11%	$5,278		2019/ 2020

Mesa Mall	Grand Junction	CO	Dillard's will build new store to replace former Sears. Costs reflect demolition of building and parking lot and delivery of new pad and utilities as well as landscaped and upgraded parking field to Dillard's.	100%	$6,000 - $7,000		n/a (6)	$173		2020

Morgantown Mall	Morgantown	WV	Replace former Belk store with a new value retailer and a new entertainment tenant	100%	$8,000 - $9,000		7% - 9%	$55		2020

Outlet Collection | Seattle	Seattle	WA	Replace former Sam's Club with FieldhouseUSA, a community based multi-purpose indoor sports facility specializing in leagues, events and tournaments.	100%	$11,000 - $13,000		9% - 10%	$1,128		2020

Scottsdale Quarter (5)	Scottsdale	AZ	Ground-level retail in existing residential building; Retail and office tenants in mixed-use building; New residential and retail development on middle parcel.	51%	$59,800 - $69,800	(4)	7% - 8%	$49,498	(4)	2019

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.

(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment other than near-term renewals, although each project does benefit other aspects of the property. The incremental yield does not consider prior rent paid by bankrupt tenants and does include the impact of co-tenancy cures as applicable.

(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend.
(5) The new residential and retail units planned for development in the middle parcel have a completion date of 2019.
(6) Dillard's will construct and own the building and provide a 10-year operating covenant.

SUPPLEMENTAL INFORMATION | 16

DEPARTMENT STORE REPOSITIONING STATUS
Washington Prime Group Inc.
Plans as of September 30, 2019

Count	Property	City	Former Department Store	Owner	Closing Date	Planned Replacement	Status
Department Stores formerly occupied by Sears / BonTon / Belk - September 30, 2019
Department Stores Addressed
1	Grand Central Mall	Parkersburg, WV	Sears	Lease	Dec-18	HomeGoods, PetSmart, Ross Dress for Less, and TJ Maxx	Leases executed, Under construction
2	Lincolnwood Town Center	Lincolnwood, IL	Carsons Pirie Scott	Lease	Aug-18	RoomPlace	RoomPlace opened August 2019
3	Longview Mall	Longview, TX	Sears	Lease	Jan-19	Retail concepts	Proactive termination, Letters of Intent (LOI) finalized
4	Mall at Fairfield Commons	Dayton, OH	Sears	Lease	Dec-18	RoomPlace / Round1	Replacement leases executed, Under construction
5	Markland Mall	Kokomo, IN	Carsons Pirie Scott	Lease	Aug-18	Retail concept	Lease out for signature
6	Mesa Mall	Grand Junction, CO	Sears	Lease	Nov-18	Dillard's	LOI executed
7	Mesa Mall	Grand Junction, CO	Herberger's	Lease	Aug-18	National sporting goods retailer	LOI received
8	Morgantown Mall	Morgantown, WV	Belk	Lease	Mar-18	Retail concepts	Leases out for signature
9	Morgantown Mall	Morgantown, WV	Elder-Beerman	Lease	Aug-18	Dunham's Sports	Lease executed
10	Morgantown Mall	Morgantown, WV	Sears	Lease	Jan-19	Outdoor greenspace	Plans finalized
11	Polaris Fashion Place	Columbus, OH	Sears	Lease	Mar-19	FieldhouseUSA / Mixed Use	Proactive termination, LOI received
12	Port Charlotte Town Center	Port Charlotte, FL	Sears	Lease	Mar-19	Entertainment	Lease out for signature
13	Southern Hills Mall	Sioux City, IA	Sears	Lease	Mar-19	Retail concepts	Proactive termination, LOI received
14	Southern Park Mall	Youngstown, OH	Sears	Lease	Jul-18	Entertainment / Outdoor greenspace	Proactive termination, Under construction
15	Southgate Mall	Missoula, MT	Herberger's	Lease	Aug-18	Dillard's	Dillard's opened June 2019
16	Town Center Aurora	Aurora, CO	Sears	Lease	Dec-19	FieldhouseUSA / Mixed use	Proactive termination, LOI received
17	WestShore Plaza	Tampa, FL	Sears	Lease	Mar-19	Mixed use	Proactive termination, Obtaining Entitlements

Active Planning / Evaluating Options
18	Cottonwood Mall	Albuquerque, NM	Sears	Sears	Aug-18	Sears owns box	Evaluating Options
19	Lindale Mall	Cedar Rapids, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
20	Mall at Fairfield Commons	Dayton, OH	Elder-Beerman	Lease	Aug-18	Retail concepts	Active Planning
21	Northtown Mall	Blaine, MN	Herberger's	Lease	Aug-18	Theater/ Other	Active Planning
22	Southern Hills Mall	Sioux City, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
23	Southgate Mall	Missoula, MT	Herberger's Men	Lease	Aug-18	Dining	Active Planning

Stores Occupied by Sears as of September 30, 2019 (with no announced 2019 store closings)
24	Mall at Johnson City	Johnson City, TN	Sears	Lease		Big box retail	Proactive termination, Active Planning
25	Northwoods Mall	Peoria, IL	Sears	Sears		Sears owns box	Active Planning
26	Orange Park Mall	Orange Park, FL	Sears	Sears		Sears owns box	Evaluating Options
27	Pearlridge Center	Aiea, HI	Sears	Lease		Entertainment / Dining	Evaluating Options
28	Weberstown Mall	Stocktown, CA	Sears	Ground lease		Mixed use	Active Planning
29	Whitehall Mall	Whitehall, PA	Sears	Lease		Big box and small shop retail	Active Planning

Note that the Company plans to spend between $300M to $350M over the next three to five years to redevelop these 29 department store locations. This report is for the Company's Tier 1 and Open Air properties and excludes those owned by third parties such as Seritage properties.

SUPPLEMENTAL INFORMATION | 17

PROPERTY INFORMATION
Washington Prime Group Inc.
As of September 30, 2019

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Anderson Mall	SC	Anderson	100%	670,759	315,570	355,189	12/01/22	4.61%	Fixed	$17,456	$17,456
Arbor Hills	MI	Ann Arbor	51%	87,487	87,487	0	01/01/26	4.27%	Fixed	$24,313	$12,400
Arboretum, The	TX	Austin	51%	195,338	195,338	0	06/01/27	4.13%	Fixed	$59,400	$30,294
Ashland Town Center	KY	Ashland	100%	437,134	331,344	105,790	07/06/21	4.90%	Fixed	$36,177	$36,177
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	571,243	269,945	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	869,936	428,582	441,354
Brunswick Square	NJ	East Brunswick (New York)	100%	760,909	289,613	471,296	03/01/24	4.80%	Fixed	$70,100	$70,100
Charlottesville Fashion Square (4)	VA	Charlottesville	100%	577,601	353,897	223,704	04/01/24	4.54%	Fixed	$45,390	$45,390
Chautauqua Mall	NY	Lakewood	100%	432,861	427,885	4,976
Chesapeake Square Theater	VA	Chesapeake (VA Beach)	100%	42,248	42,248	0
Clay Terrace	IN	Carmel (Indianapolis)	100%	577,614	558,738	18,876
Cottonwood Mall	NM	Albuquerque	100%	1,051,846	571,617	480,229	04/06/24	4.82%	Fixed	$95,775	$95,775
Dayton Mall	OH	Dayton	100%	1,443,878	772,097	671,781	09/01/22	4.57%	Fixed	$79,433	$79,433
Edison Mall	FL	Fort Myers	100%	1,049,982	567,689	482,293
Grand Central Mall	WV	Parkersburg	100%	646,741	640,233	6,508	07/06/20	6.05%	Fixed	$38,967	$38,967
Great Lakes Mall	OH	Mentor (Cleveland)	100%	1,244,643	652,956	591,687
Indian Mound Mall	OH	Newark	100%	556,746	384,085	172,661
Irving Mall	TX	Irving (Dallas)	100%	1,051,773	488,228	563,545
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100%	583,037	417,345	165,692
Lima Mall	OH	Lima	100%	745,222	545,400	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	422,997	422,996	1	04/01/21	4.26%	Fixed	$47,879	$47,879
Lindale Mall	IA	Cedar Rapids	100%	713,708	477,016	236,692
Longview Mall	TX	Longview	100%	646,798	348,001	298,797
Malibu Lumber Yard	CA	Malibu	51%	31,514	31,514	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,041,941	857,306	184,635
Mall at Johnson City, The	TN	Johnson City	51%	567,892	567,892	0	05/06/20	6.76%	Fixed	$48,343	$24,655
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	904,236	323,480	580,756
Markland Mall	IN	Kokomo	100%	390,022	367,777	22,245
Melbourne Square	FL	Melbourne	100%	724,279	420,369	303,910
Mesa Mall	CO	Grand Junction	100%	803,762	431,741	372,021
Morgantown Mall	WV	Morgantown	100%	555,350	555,350	0
Muncie Mall (4)	IN	Muncie	100%	637,795	387,995	249,800	04/01/21	4.19%	Fixed	$33,383	$33,383
New Towne Mall	OH	New Philadelphia	100%	505,223	505,223	0
Northtown Mall	MN	Blaine	100%	644,535	644,535	0
Northwoods Mall	IL	Peoria	100%	669,759	360,767	308,992
Oak Court Mall	TN	Memphis	100%	847,427	361,610	485,817	04/01/21	4.76%	Fixed	$36,449	$36,449
Oklahoma City Properties	OK	Oklahoma City	51%	316,776	314,530	2,246	06/01/27	3.90%	Fixed	$52,779	$26,917
							01/01/23	4.90%	Variable	$12,753	$6,504
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	952,346	555,166	397,180
Outlet Collection | Seattle, The	WA	Seattle	100%	924,304	924,304	0
Paddock Mall	FL	Ocala	100%	548,147	317,590	230,557
Pearlridge Center	HI	Aiea	51%	1,302,760	1,249,483	53,277	06/01/25	3.53%	Fixed	$225,000	$114,750
							05/01/25	4.07%	Fixed	$42,905	$21,882
Polaris Fashion Place	OH	Columbus	51%	1,373,184	735,669	637,515	03/01/25	3.90%	Fixed	$225,000	$114,750
							03/01/25	4.46%	Fixed	$15,500	$7,905
Port Charlotte Town Center (3)	FL	Port Charlotte	100%	777,466	493,257	284,209	11/01/20	5.30%	Fixed	$41,461	$41,461
Rolling Oaks Mall	TX	San Antonio	100%	883,096	286,788	596,308

SUPPLEMENTAL INFORMATION | 18

PROPERTY INFORMATION
Washington Prime Group Inc.
As of September 30, 2019

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Scottsdale Quarter	AZ	Scottsdale	51%	726,503	726,503	0	06/01/25	3.53%	Fixed	$165,000	$84,150
							04/01/27	4.36%	Fixed	$55,000	$28,050
Seminole Towne Center (4)	FL	Sanford (Orlando)	0%	1,109,751	596,460	513,291	05/06/21	5.97%	Fixed	$52,795	$—
Southern Hills Mall	IA	Sioux City	100%	774,024	669,435	104,589
Southern Park Mall	OH	Youngstown	100%	1,195,132	1,007,568	187,564
Southgate Mall	MT	Missoula	100%	578,298	435,765	142,533	09/27/23	4.48%	Fixed	$35,000	$35,000
Sunland Park Mall	TX	El Paso	100%	918,225	332,388	585,837
Town Center at Aurora	CO	Aurora (Denver)	100%	1,081,882	495,384	586,498	04/01/21	4.28%	Fixed	$51,500	$51,500
Town Center Crossing & Plaza	KS	Leawood	51%	670,451	533,890	136,561	02/01/27	4.25%	Fixed	$33,029	$16,845
							02/01/27	5.00%	Fixed	$66,788	$34,062
Waterford Lakes Town Center	FL	Orlando	100%	965,739	691,239	274,500	05/06/29	4.86%	Fixed	$179,180	$179,180
Weberstown Mall	CA	Stockton	100%	859,362	264,542	594,820	06/08/21	4.70%	Variable	$65,000	$65,000
West Ridge Mall (4)(5)	KS	Topeka	100%				03/06/24	7.84%	Fixed	$39,614	$39,614
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,216,695	444,003	772,692	04/01/24	4.65%	Fixed	$77,314	$77,314
WestShore Plaza	FL	Tampa	100%	1,093,843	865,381	228,462
Enclosed Retail Properties Total				41,972,220	27,343,214	14,629,006				$2,068,683	$1,513,242

Open Air Properties
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	681,988	385,543	296,445
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,636	40,974	65,662
Canyon View Marketplace	CO	Grand Junction	100%	199,815	43,053	156,762	11/06/23	5.47%	Fixed	$5,144	$5,144
Charles Towne Square	SC	Charleston	100%	71,794	71,794	0
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	279,581	128,972	150,609
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	240,720	226,907	13,813	11/01/23	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,455	203,994	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,613	109,094	59,519
DeKalb Plaza	PA	King of Prussia (Philadelphia)	100%	101,915	44,095	57,820
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	239,483	239,483	0
Fairfield Town Center	TX	Houston	100%	364,469	185,469	179,000
Forest Plaza	IL	Rockford	100%	433,816	413,519	20,297	10/01/29	3.67%	Fixed	$30,250	$30,250
Gaitway Plaza (3)	FL	Ocala	96%	197,435	196,635	800
Gateway Centers	TX	Austin	51%	513,571	404,568	109,003	06/01/27	4.03%	Fixed	$112,500	$57,375
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	152,123	146,091	6,032
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,368	53,612	53,756
Keystone Shoppes	IN	Indianapolis	100%	36,457	36,457	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,590	124,961	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	364,548	309,139	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	386,198	355,761	30,437	10/01/29	3.67%	Fixed	$49,710	$49,710
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	303,526	98,061	205,465
MacGregor Village	NC	Cary	100%	139,801	139,801	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,774	317,639	123,135	10/06/22	4.28%	Fixed	$21,815	$21,815
Markland Plaza	IN	Kokomo	100%	90,527	80,977	9,550
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Matteson Plaza	IL	Matteson (Chicago)	100%	273,836	182,436	91,400
Muncie Towne Plaza	IN	Muncie	100%	171,621	171,621	0	10/01/29	3.67%	Fixed	$10,550	$10,550

SUPPLEMENTAL INFORMATION | 19

PROPERTY INFORMATION
Washington Prime Group Inc.
As of September 30, 2019

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Open Air Properties
North Ridge Shopping Center	NC	Raleigh	100%	171,492	166,092	5,400	12/01/22	3.41%	Fixed	$11,567	$11,567
Northwood Plaza	IN	Fort Wayne	100%	204,956	76,727	128,229
Palms Crossing	TX	McAllen	51%	389,618	389,618	0	08/01/21	5.49%	Fixed	$33,565	$17,118
Plaza at Buckland Hills, The	CT	Manchester	100%	309,415	254,401	55,014
Richardson Square	TX	Richardson (Dallas)	100%	516,100	40,187	475,913
Rockaway Commons	NJ	Rockaway (New York)	100%	229,929	226,179	3,750
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	306,440	73,158	233,282
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	186,283	175,330	10,953
Shops at Arbor Walk, The	TX	Austin	51%	309,064	280,315	28,749	08/01/21	5.49%	Fixed	$37,935	$19,347
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,169	365,169	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	388,325	329,483	58,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	557,538	216,194	341,344
Village Park Plaza	IN	Carmel (Indianapolis)	100%	517,948	290,009	227,939
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Ridge Plaza (5)	KS	Topeka	100%	16,636	13,072	3,564	03/06/24	7.84%	Fixed	$9,904	$9,904
West Town Corners (3)	FL	Altamonte Springs (Orlando)	100%	379,220	234,602	144,618
Westland Park Plaza (3)	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	385,414	263,231	122,183	10/01/29	3.67%	Fixed	$26,490	$26,490
Whitehall Mall	PA	Whitehall	100%	603,475	588,601	14,874
Wolf Ranch	TX	Georgetown (Austin)	100%	632,205	420,019	212,186
Open Air Properties Total				14,246,637	9,948,915	4,297,722				$365,430	$275,270

Total				56,218,857	37,292,129	18,926,728				$2,434,113	$1,788,512	(6)

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of available extension options.
(3) WPG receives approximately 96%-100% of the economic benefit of property due to performance or advance, although legal ownership is less than 100%. Legal ownership is as follows: Port Charlotte Town Center (80%); Gaitway Plaza (88.2%); West Town Corners (88.2%); and Westland Park Plaza (88.2%).

(4) Noncore property.
(5) While the Company still owns the property, the special servicer has transferred management to a third party on May 9, 2019 and the loan is in default. Accordingly, operating metrics are excluded for this property.

(6) Our share of the joint venture debt excludes the $1.9 million indirect 12.5% ownership interest in another real estate project.

SUPPLEMENTAL INFORMATION | 20

NON-GAAP PRO-RATA FINANCIAL INFORMATION

The pro-rata financial information presented on pages 22 and 23 is not, and is not intended to be, a presentation in accordance with GAAP. The non-GAAP pro-rata financial information aggregates the Company’s proportionate economic ownership of each unconsolidated asset in the property portfolio that the Company does not wholly own. The amounts in the column labeled ‘‘WPG’s Share of Unconsolidated Entities’’ were derived on a per property or entity basis by applying to each line item the ownership percentage interest used to arrive at the Company’s share of the operations for the period consistent with the application of the equity method of accounting to each of the unconsolidated joint ventures.

The Company does not control the unconsolidated joint ventures and the presentations of the assets and liabilities and revenues and expenses do not represent the Company’s legal claim to such items.

The Company provides pro-rata financial information because it is believed to assist investors and analysts in estimating the economic interest in our unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.

SUPPLEMENTAL INFORMATION | 21

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2019
	WPG's Share of Unconsolidated Entities	WPG's Share of Unconsolidated Entities

Revenue:
Minimum rent	$20,930	$62,377
Overage rent	629	1,565
Tenant reimbursements	8,084	24,060
Changes in estimate of collectibility of rental income	(158)	(868)
Other income	420	1,491
Total revenues	29,905	88,625

Expenses:
Property operating	(6,182)	(18,145)
Real estate taxes	(3,365)	(10,680)
Advertising and promotion	(381)	(1,142)
Total recoverable expenses	(9,928)	(29,967)
Depreciation and amortization	(12,472)	(36,780)
Ground rent	(1,572)	(4,729)
Total operating expenses	(23,972)	(71,476)

Interest expense, net	(6,151)	(18,338)
Loss from the sale of property	—	(657)
Income and other taxes	(23)	(156)
Loss from unconsolidated entities, net	$(241)	$(2,002)

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity in each amount indicated, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 22

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - BALANCE SHEET
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

September 30, 2019 WPG's Share of Unconsolidated Entities
Assets:
Investment properties at cost	$1,159,539
Construction in progress	16,085
1,175,624
Less: accumulated depreciation	209,373
966,251

Cash and cash equivalents	18,803
Tenant receivables and accrued revenue, net (see below)	14,688
Deferred costs and other assets (see below)	154,948
Total assets	$1,154,690

Liabilities and members' equity:
Mortgage notes payable	$621,129
Accounts payable, accrued expenses, intangibles, and deferred revenues (see below)	148,348
Total liabilities	769,477
Members' equity	385,213
Total liabilities and members' equity	$1,154,690

Supplemental Balance Sheet Detail:

Tenant receivables and accrued revenue, net:
Straight-line receivable	$10,411
Tenant receivable	6,076
Unbilled receivables and other	523
Allowance for doubtful accounts, net	(2,322)
Total	$14,688

Deferred costs and other assets:
Deferred leasing, net	$13,046
In place lease intangibles, net	20,484
Acquired above market lease intangibles, net	21,305
Right of use asset	88,182
Mortgage and other escrow deposits	8,123
Prepaids, notes receivable and other assets, net	3,808
Total	$154,948

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$31,947
Below market leases, net	24,300
Lease liability	88,182
Other	3,919
Total	$148,348

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 23

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDAre
Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and adjustments related to pro-rata share of unconsolidated entities. The calculation is consistent with the definition published by The National Association of Real Estate Investment Trusts ("NAREIT") in a white paper issued in September 2017.

- Funds from operations (FFO)
Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. NAREIT defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges, gain on debt extinguishment and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)
Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income, sales from outparcels, material insurance proceeds, and other noncash items such as straight-line rent and fair value adjustments.

- Occupancy
Occupancy is the percentage of total owned square footage ("GLA") which is leased as of the last day of the reporting period for tenants with terms of a year or more. For enclosed retail properties, all company owned space except for anchors, majors, office and outlots are included in the calculation. For open air properties, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.
- Re-leasing spread
Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For enclosed retail properties, majors, freestanding and office tenants are excluded. For open air properties, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the trailing twelve month period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.

- Sales PSF	Trailing twelve-month sales for in-line stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

SUPPLEMENTAL INFORMATION | 24